UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): July 22, 2021 (July 21, 2021)

10X CAPITAL VENTURE ACQUISITION CORP

(Exact name of Registrant as specified in its charter)

Delaware	001-39737	85-2446849
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 World Trade Center, 85th Floor New York, NY	10007
(Address of principal executive offices)	(Zip Code)

(212) 257-0069

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one redeemable warrant	VCVCU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	VCVC	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	VCVCW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

This Amendment No. 1 to the Current Report on Form 8-K filed on July 21, 2021 is being filed solely to correct a typographical error on the signature page thereto.

Item 5.07 Submission of Matters to a Vote of Security Holders.

As previously disclosed in the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) by 10X Capital Venture Acquisition Corp, a Delaware corporation (the “Company” or “10X Capital”), on February 3, 2021, the Company announced that it entered into an Agreement and Plan of Merger, dated as of February 3, 2021 (the “Merger Agreement”), by and among REE Automotive Ltd., a company organized under the laws of Israel (“REE”), Spark Merger Sub Inc., a Delaware corporation and a direct, wholly-owned subsidiary of REE (“Merger Sub”), and 10X Capital, which provides for, among other things, the merger of Merger Sub with and into 10X Capital, with 10X Capital surviving as a wholly-owned subsidiary of REE, and with the securityholders of 10X Capital becoming securityholders of REE (the Merger and the other transactions contemplated by the Merger Agreement, the “Merger”).

On July 21, 2021, 10X Capital held a special meeting of stockholders (the “Special Meeting”) via remote communication to vote on the following proposals: (1) a proposal to adopt the Agreement and Plan of Merger and approve the Merger (the “Merger Proposal”); (2) a proposal to amend 10X Capital’s amended and restated certificate of incorporation (the “Existing 10X Capital Charter”) by adopting the second amended and restated certificate of incorporation (the “Proposed 10X Capital Charter”), which will provide that, immediately prior to the consummation of the Merger, all shares of 10X Capital Class B Common Stock will automatically convert into shares of 10X Capital Class A Common Stock with an amended conversion ratio adjustment (the “Class B Charter Proposal”), (3) a proposal to approve the material differences between the Existing 10X Capital Charter and REE’s articles of association to be in effect following the Merger (the “Amended and Restated Articles”) (the “Material Differences Charter Proposal”), and (4) a proposal to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, 10X Capital is not authorized to consummate the Merger (the “Adjournment Proposal”).

The Adjournment Proposal was not presented at the Special Meeting because there were enough votes to approve each of the other proposals at the Special Meeting.

Set forth below are the final voting results for each of the matters submitted to a vote of the stockholders of 10X Capital at the Special Meeting.

The Merger Proposal. A proposal to adopt the Agreement and Plan of Merger and approve the Merger:

For	Against	Abstain	Broker Non-Votes
12,936,970	400,410	418	0

The Class B Charter Proposal. A proposal to amend the Existing 10X Capital Charter by adopting the Proposed 10X Capital Charter, which will provide that, immediately prior to the consummation of the Merger, all shares of 10X Capital Class B Common Stock will automatically convert into shares of 10X Capital Class A Common Stock with an amended conversion ratio adjustment:

For	Against	Abstain	Broker Non-Votes
12,928,978	402,182	6,638	0

The Material Differences Charter Proposal. A proposal to approve the material differences between the Existing 10X Capital Charter and the Amended and Restated Articles:

For	Against	Abstain	Broker Non-Votes
12,932,011	401,945	3,842	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 22, 2021

10X Capital Venture Acquisition Corp

By:	/s/ Hans Thomas
Name:	Hans Thomas
Title:	Chairman and Chief Executive Officer

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